EXHIBIT 10.1

AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT
THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT, dated as of May 8, 2023 (the “Amendment”), by and between Pathfinder Bancorp, Inc., a Maryland corporation (the “Company”) and Castle Creek Capital Partners VII, LP (“Castle Creek”).  Each of the capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Agreement as defined below.

RECITALS

WHEREAS, the Company and Castle Creek are parties to that certain Registration Rights Agreement, dated as of May 8, 2019 (the “Agreement”);

WHEREAS, the Agreement was made pursuant to the Securities Purchase Agreement, dated as of May 8, 2019, by and between the Company and Castle Creek; and

WHEREAS, the parties to the Agreement desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to the definition of Filing Deadline: The definition of the term “Filing Deadline” in Section 1 of the Agreement is hereby amended and replaced in its entirety as follows:

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the date that is the fifth (5th) anniversary of the Closing Date, provided, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

2. No Further Amendments. Except as expressly amended and restated hereby, the Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein.

3. Effect of Amendment. Each party hereto shall be bound by the terms of this Amendment. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended and restated hereby.

4. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

5. Severability. Whenever possible, each provision or portion of any provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

6. Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof, except to the extent that federal law applies.

7. Headings. The headings used in this Amendment are inserted for purposes of convenience of reference only and shall not limit or define the meaning of any provisions of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

Pathfinder Bancorp, Inc.

By:   /s/ James A. Dowd
James A. Dowd
President and Chief Executive Officer

Castle Creek Capital Partners VII, LP
By: Castle Creek Capital Partners VII LLC, its general partner
By:   /s/ Tony Scavuzzo
Tony Scavuzzo
Principal

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